UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2024

Date of reporting period: November 30, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

Class A:ACEAX

November 30, 2024

SCAN ME

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AB All China Equity Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB All China Equity Portfolio (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ACEAX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$161	1.50%

How Did the Fund Perform Last Year? What Affected the Fund's Performance?

During the 12-month period ended November 30, 2024, all share classes of the Fund outperformed the Morgan Stanley Capital International (“MSCI”) China All Shares Index (the “benchmark”), before sales charges. Both sector allocation and security selection contributed to relative performance. A number of consumer-related businesses benefiting from government-subsidized incentives to upgrade big-ticket items contributed positively to the Fund’s performance, while healthy export growth boosted the Fund’s industrial holdings. However, increasing competition in the online gaming industry undermined mobile game developers, and lower global oil prices hurt energy-related names.

Performance Highlights

Top contributors to performance:

  During the 12-month period, government-subsidized incentives to upgrade big-ticket items contributed to relative performance in consumer discretionary holdings. Additionally, industrial holdings, which included truck and electric vehicle battery makers, benefited from a pickup in exports to the Middle East and other emerging markets.

Top detractors from performance:

  During the 12-month period, increasing competition in the global gaming market detracted from relative performance in communication services as Chinese mobile game developers faced challenges in maintaining their positions in the industry. Additionally, lower global oil prices detracted from relative performance in energy-related names.

Class A:ACEAX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A	MSCI China All Shares Index
07/18	$9,579	$10,000
11/18	$8,017	$8,674
11/19	$9,598	$9,716
11/20	$12,163	$13,471
11/21	$11,154	$12,408
11/22	$7,909	$8,975
11/23	$7,260	$8,425
11/24	$8,291	$9,470

Average Annual Total Returns

	1 Year	5 Years	Since Inception 07/25/18
Class A (without sales charges)	14.20%	-2.88%	-2.25%
Class A (with sales charges)	9.41%	-3.71%	-2.91%
MSCI China All Shares Index	12.39%	-0.51%	-0.85%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/ACEAX-A for the most recent performance information.

Key Fund Statistics

Net Assets	$58,774,302
# of Portfolio Holdings	57
Portfolio Turnover Rate	101%
Total Advisory Fees Paid	$420,313

Class A:ACEAX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Tencent Holdings Ltd. - Class H	$6,017,940	10.2%
Meituan - Class H	$2,842,968	4.8%
JD.com, Inc. - Class H	$2,402,552	4.1%
Alibaba Group Holding Ltd. - Class H	$2,389,794	4.1%
Trip.com Group Ltd. - Class H	$2,131,736	3.6%
Qifu Technology, Inc. (ADR)	$2,001,537	3.4%
Wuliangye Yibin Co., Ltd. - Class A	$1,807,465	3.1%
Shanghai Pudong Development Bank Co., Ltd. - Class A	$1,754,488	3.0%
Xiaomi Corp. - Class H	$1,551,644	2.7%
China Merchants Bank Co., Ltd. - Class H	$1,464,198	2.5%
	$24,364,322	41.5%

Sector Breakdown

Value	Value
Consumer Discretionary	31.1%
Financials	24.1%
Communication Services	12.0%
Information Technology	10.6%
Industrials	6.6%
Health Care	6.1%
Consumer Staples	4.6%
Materials	3.4%
Utilities	1.0%
Energy	0.8%
Short-Term Investments	0.8%
Other Assets less Liabilities	-1.1%

Country Breakdown

Value	Value
China	100.3%
Short-Term Investments	0.8%
Other Assets less Liabilities	-1.1%

Availability of Additional Information

You can find additional information at https://www.abfunds.com/link/AB/ACEAX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class A:ACEAX

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/ACEAX-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCAN ME

Please scan QR code for Fund Information

ACE-A-0153-1124

Class A:ACEAX

4

Advisor Class:ACEYX

November 30, 2024

SCAN ME

Please scan QR code for Fund Information

AB All China Equity Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB All China Equity Portfolio (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ACEYX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$135	1.26%

How Did the Fund Perform Last Year? What Affected the Fund's Performance?

During the 12-month period ended November 30, 2024, all share classes of the Fund outperformed the Morgan Stanley Capital International (“MSCI”) China All Shares Index (the “benchmark”), before sales charges. Both sector allocation and security selection contributed to relative performance. A number of consumer-related businesses benefiting from government-subsidized incentives to upgrade big-ticket items contributed positively to the Fund’s performance, while healthy export growth boosted the Fund’s industrial holdings. However, increasing competition in the online gaming industry undermined mobile game developers, and lower global oil prices hurt energy-related names.

Performance Highlights

Top contributors to performance:

  During the 12-month period, government-subsidized incentives to upgrade big-ticket items contributed to relative performance in consumer discretionary holdings. Additionally, industrial holdings, which included truck and electric vehicle battery makers, benefited from a pickup in exports to the Middle East and other emerging markets.

Top detractors from performance:

  During the 12-month period, increasing competition in the global gaming market detracted from relative performance in communication services as Chinese mobile game developers faced challenges in maintaining their positions in the industry. Additionally, lower global oil prices detracted from relative performance in energy-related names.

Advisor Class:ACEYX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Advisor Class	MSCI China All Shares Index
07/18	$10,000	$10,000
11/18	$8,380	$8,674
11/19	$10,050	$9,716
11/20	$12,776	$13,471
11/21	$11,745	$12,408
11/22	$8,347	$8,975
11/23	$7,677	$8,425
11/24	$8,796	$9,470

Average Annual Total Returns

	1 Year	5 Years	Since Inception 07/25/18
Advisor Class	14.57%	-2.63%	-2.00%
MSCI China All Shares Index	12.39%	-0.51%	-0.85%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/ACEYX-A for the most recent performance information.

Key Fund Statistics

Net Assets	$58,774,302
# of Portfolio Holdings	57
Portfolio Turnover Rate	101%
Total Advisory Fees Paid	$420,313

Advisor Class:ACEYX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Tencent Holdings Ltd. - Class H	$6,017,940	10.2%
Meituan - Class H	$2,842,968	4.8%
JD.com, Inc. - Class H	$2,402,552	4.1%
Alibaba Group Holding Ltd. - Class H	$2,389,794	4.1%
Trip.com Group Ltd. - Class H	$2,131,736	3.6%
Qifu Technology, Inc. (ADR)	$2,001,537	3.4%
Wuliangye Yibin Co., Ltd. - Class A	$1,807,465	3.1%
Shanghai Pudong Development Bank Co., Ltd. - Class A	$1,754,488	3.0%
Xiaomi Corp. - Class H	$1,551,644	2.7%
China Merchants Bank Co., Ltd. - Class H	$1,464,198	2.5%
	$24,364,322	41.5%

Sector Breakdown

Value	Value
Consumer Discretionary	31.1%
Financials	24.1%
Communication Services	12.0%
Information Technology	10.6%
Industrials	6.6%
Health Care	6.1%
Consumer Staples	4.6%
Materials	3.4%
Utilities	1.0%
Energy	0.8%
Short-Term Investments	0.8%
Other Assets less Liabilities	-1.1%

Country Breakdown

Value	Value
China	100.3%
Short-Term Investments	0.8%
Other Assets less Liabilities	-1.1%

Availability of Additional Information

You can find additional information at https://www.abfunds.com/link/AB/ACEYX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Advisor Class:ACEYX

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/ACEYX-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCAN ME

Please scan QR code for Fund Information

ACE-ADV-0153-1124

Advisor Class:ACEYX

4

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB All China Equity	2023	$35,674	$—	$21,678
	2024	$35,674	$—	$21,720

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All China Equity	2023	$2,133,141	$21,678
			$—
			$(21,678)
	2024	$1,738,178	$21,720
			$—
			$(21,720)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

NOV 11.30.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB ALL CHINA EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

November 30, 2024

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.3%
Consumer Discretionary – 31.1%
Automobile Components – 3.3%
Anhui Zhongding Sealing Parts Co., Ltd. – Class A	498,200	$872,716
Fuyao Glass Industry Group Co., Ltd. – Class H(a)	88,000	592,027
Shandong Linglong Tyre Co., Ltd. – Class A(b)	189,900	503,376

		1,968,119

Automobiles – 1.1%
BYD Co., Ltd. – Class H	19,900	656,283

Broadline Retail – 10.4%
Alibaba Group Holding Ltd. – Class H	218,860	2,389,794
JD.com, Inc. – Class H	128,550	2,402,552
PDD Holdings, Inc. (ADR)(b)	13,540	1,307,422

		6,099,768

Hotels, Restaurants & Leisure – 8.5%
Meituan – Class H(a)(b)	134,805	2,842,968
Trip.com Group Ltd. – Class H(b)	32,800	2,131,736

		4,974,704

Household Durables – 3.7%
Gree Electric Appliances, Inc. of Zhuhai – Class A(b)	94,600	551,390
Haier Smart Home Co., Ltd. – Class A	143,300	563,359
Hisense Visual Technology Co., Ltd. – Class A	405,690	1,081,277

		2,196,026

Specialty Retail – 0.9%
HLA Group Corp., Ltd. – Class A	603,100	510,728

Textiles, Apparel & Luxury Goods – 3.2%
Bosideng International Holdings Ltd. – Class H	2,680,000	1,399,131
JNBY Design Ltd. – Class H(a)	243,500	459,769

		1,858,900

		18,264,528

Financials – 24.1%
Banks – 11.0%
Bank of Chongqing Co., Ltd. – Class H	567,000	419,050
China CITIC Bank Corp., Ltd. – Class H	1,356,000	866,247
China Construction Bank Corp. – Class H	1,307,000	987,992
China Merchants Bank Co., Ltd. – Class H	319,500	1,464,198
Postal Savings Bank of China Co., Ltd. – Class H(a)	1,719,000	978,834
Shanghai Pudong Development Bank Co., Ltd. – Class A	1,336,600	1,754,488

		6,470,809

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 1

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 4.0%
CITIC Securities Co., Ltd. – Class A(b)	246,110	$1,047,995
Guoyuan Securities Co., Ltd. – Class A	481,400	566,368
Huatai Securities Co., Ltd. – Class A	286,400	714,105

		2,328,468

Consumer Finance – 3.4%
Qifu Technology, Inc. (ADR)	52,520	2,001,537

Insurance – 5.7%
China Pacific Insurance Group Co., Ltd. – Class H	352,000	1,114,198
People’s Insurance Co. Group of China Ltd. (The) – Class H	1,019,000	487,670
PICC Property & Casualty Co., Ltd. – Class H	314,000	476,662
Ping An Insurance Group Co. of China Ltd. – Class A	170,593	1,263,329

		3,341,859

		14,142,673

Communication Services – 12.0%
Interactive Media & Services – 10.2%
Tencent Holdings Ltd. – Class H	116,550	6,017,940

Media – 1.8%
China South Publishing & Media Group Co., Ltd. – Class A	358,700	629,667
Shandong Publishing & Media Co., Ltd. – Class A	280,800	413,728

		1,043,395

		7,061,335

Information Technology – 10.6%
Communications Equipment – 3.6%
Xiaomi Corp. – Class H(a)(b)	431,200	1,551,644
Zhongji Innolight Co., Ltd. – Class A	31,020	547,168

		2,098,812

Electronic Equipment, Instruments & Components – 4.0%
BOE Technology Group Co., Ltd. – Class A	2,030,600	1,209,045
Foxconn Industrial Internet Co., Ltd. – Class A	228,700	709,229
Victory Giant Technology Huizhou Co., Ltd. – Class A	81,700	459,756

		2,378,030

IT Services – 3.0%
Beijing Ultrapower Software Co., Ltd. – Class A	611,800	1,028,549
Wangsu Science & Technology Co., Ltd. – Class A	555,900	737,289

		1,765,838

		6,242,680

2 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 6.6%
Electrical Equipment – 4.7%
Contemporary Amperex Technology Co., Ltd. – Class A	35,600	$1,294,359
NARI Technology Co., Ltd. – Class A	148,335	508,032
Sungrow Power Supply Co., Ltd. – Class A	86,920	980,769

		2,783,160

Machinery – 1.0%
Yutong Bus Co., Ltd. – Class A	191,998	580,568

Transportation Infrastructure – 0.9%
China Merchants Expressway Network & Technology Holdings Co., Ltd. – Class A	319,500	523,944

		3,887,672

Health Care – 6.1%
Health Care Equipment & Supplies – 1.4%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. – Class A	22,416	811,523

Health Care Providers & Services – 1.1%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class A	213,700	642,810

Pharmaceuticals – 3.6%
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. – Class A	99,700	622,441
Sichuan Kelun Pharmaceutical Co., Ltd. – Class A	198,100	897,735
Yunnan Baiyao Group Co., Ltd. – Class A	74,500	591,056

		2,111,232

		3,565,565

Consumer Staples – 4.6%
Beverages – 4.6%
Anhui Yingjia Distillery Co., Ltd. – Class A	103,800	886,648
Wuliangye Yibin Co., Ltd. – Class A(b)	88,700	1,807,465

		2,694,113

Materials – 3.4%
Chemicals – 2.2%
Ningbo Shanshan Co., Ltd. – Class A	460,100	553,351
Yunnan Yuntianhua Co., Ltd. – Class A	245,700	747,015

		1,300,366

Metals & Mining – 1.2%
Shandong Nanshan Aluminum Co., Ltd. – Class A	1,289,300	715,782

		2,016,148

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 3

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 1.0%
Water Utilities – 1.0%
Beijing Capital Eco-Environment Protection Group Co., Ltd. – Class A	1,378,602	$624,575

Energy – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
PetroChina Co., Ltd. – Class H	682,000	485,498

Total Common Stocks (cost $50,343,534)		58,984,787

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.54%(c)(d)(e) (cost $446,406)	446,406	446,406

Total Investments – 101.1% (cost $50,789,940)		59,431,193
Other assets less liabilities – (1.1)%		(656,891)

Net Assets – 100.0%		$58,774,302

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2024, the aggregate market value of these securities amounted to $6,425,242 or 10.93% of net assets.

(b)	Non-income producing security.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

4 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $50,343,534)	$58,984,787
Affiliated issuers (cost $446,406)	446,406
Foreign currencies, at value (cost $179,537)	179,619
Receivable due from Adviser	36,991
Unaffiliated dividends receivable	13,258
Affiliated dividends receivable	3,425

Total assets	59,664,486

Liabilities
Due to Custodian	223
Payable for capital stock redeemed	514,234
Payable for investment securities purchased	84,124
Administrative fee payable	76,904
Custody and accounting fees payable	69,645
Audit and tax fee payable	51,089
Advisory fee payable	48,876
Directors’ fee payable	5,373
Transfer Agent fee payable	3,000
Distribution fee payable	162
Accrued expenses	36,554

Total liabilities	890,184

Net Assets	$58,774,302

Composition of Net Assets
Capital stock, at par	$722
Additional paid-in capital	108,339,806
Accumulated loss	(49,566,226)

$58,774,302

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$411,946	50,379	$8.18	*

Advisor	$58,362,356	7,165,034	$8.15

*	The maximum offering price per share for Class A shares was $8.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 5

STATEMENT OF OPERATIONS

Year Ended November 30, 2024

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $201,404)	$2,181,111
Affiliated issuers	23,700
Securities lending income	17,418	$2,222,229

Expenses
Advisory fee (see Note B)	661,312
Transfer agency—Class A	197
Transfer agency—Advisor Class	20,554
Distribution fee—Class A	1,711
Administrative	101,060
Custody and accounting	92,954
Legal	68,188
Audit and tax	63,171
Registration fees	32,130
Printing	25,626
Directors’ fees	21,352
Miscellaneous	24,602

Total expenses before interest expense	1,112,857
Interest expense	3,521

Total expenses	1,116,378
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(240,999)

Net expenses		875,379

Net investment income		1,346,850

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(4,920,438)
Foreign currency transactions		13,619
Net change in unrealized appreciation (depreciation) on:
Investments		11,676,692
Foreign currency denominated assets and liabilities		(1,299)

Net gain on investment and foreign currency transactions		6,768,574

Net Increase in Net Assets from Operations		$8,115,424

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2024	Year Ended November 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,346,850	$1,725,639
Net realized loss on investment and foreign currency transactions	(4,906,819)	(23,654,224)
Net change in unrealized appreciation on investments and foreign currency denominated assets and liabilities	11,675,393	12,960,945

Net increase (decrease) in net assets from operations	8,115,424	(8,967,640)
Distributions to Shareholders
Class A	(12,144)	(18,169)
Advisor Class	(2,310,928)	(1,653,730)
Capital Stock Transactions
Net decrease	(40,359,032)	(18,527,777)

Total decrease	(34,566,680)	(29,167,316)
Net Assets
Beginning of period	93,340,982	122,508,298

End of period	$58,774,302	$93,340,982

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2024

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All China Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

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NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2024:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$2,410,177		$15,854,351		$	– 0	–	$18,264,528
Financials	2,001,537		12,141,136			– 0	–	14,142,673
Communication Services	– 0	–	7,061,335			– 0	–	7,061,335
Information Technology	– 0	–	6,242,680			– 0	–	6,242,680
Industrials	523,944		3,363,728			– 0	–	3,887,672
Health Care	– 0	–	3,565,565			– 0	–	3,565,565
Consumer Staples	– 0	–	2,694,113			– 0	–	2,694,113
Materials	553,351		1,462,797			– 0	–	2,016,148
Utilities	– 0	–	624,575			– 0	–	624,575
Energy	– 0	–	485,498			– 0	–	485,498
Short-Term Investments:
Investment Companies	446,406		– 0	–		– 0	–	446,406

Total Investments in Securities	5,935,415		53,495,778	†		– 0	–	59,431,193
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$5,935,415		$53,495,778		$	– 0	–	$59,431,193

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or

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NOTES TO FINANCIAL STATEMENTS (continued)

losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund’s investments in Chinese securities may be subject to a 10% Chinese Withholding Income Tax (“WIT”) on any dividends, interest or other income from Chinese sources, unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with China or domestic regulation.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50% and 1.25% of the daily average net assets for Class A and Advisor Class, respectively. The Expense Caps will extend through February 28, 2025 and then may be extended by the Adviser for additional one year terms. For the year ended November 30, 2024, such reimbursements/waivers amounted to $239,994.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2024, the reimbursement for such services amounted to $101,060.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,003 for the year ended November 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A for the year ended November 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2024, such waiver amounted to $749.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2024 is as follows:

Fund	Market Value 11/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/24 (000)		Dividend Income (000)
Government Money Market Portfolio	$1,225	$25,584	$26,363	$446		$24
Government Money Market Portfolio*	920	3,390	4,310	– 0	–	4

Total				$446		$28

*	Investment of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2024, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$69,922,847		$110,171,992
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$52,665,252

Gross unrealized appreciation	$9,408,596
Gross unrealized depreciation	(2,642,655)

Net unrealized appreciation	$6,765,941

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended November 30, 2024.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of

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NOTES TO FINANCIAL STATEMENTS (continued)

currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business

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NOTES TO FINANCIAL STATEMENTS (continued)

day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2024 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$13,550	$3,868	$256

*	As of November 30, 2024.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2024	Year Ended November 30, 2023

Class A
Shares sold	3,378	321	$30,426	$3,000

Shares issued in reinvestment of dividends	1,701	2,265	12,142	18,169

Shares redeemed	(43,121)	(119,234)	(354,022)	(907,345)

Net decrease	(38,042)	(116,648)	$(311,454)	$(886,176)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2024	Year Ended November 30, 2023

Advisor Class
Shares sold	1,025,916	1,489,758	$7,428,283	$11,863,731

Shares issued in reinvestment of dividends	289,111	187,274	2,075,642	1,501,937

Shares redeemed	(6,807,427)	(3,988,575)	(49,551,503)	(31,007,269)

Net decrease	(5,492,400)	(2,311,543)	$(40,047,578)	$(17,641,601)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region typically involve more risk than investments in U.S. issuers because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of the Fund’s investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens; and the continuing importance of the role of the Chinese Government, which

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NOTES TO FINANCIAL STATEMENTS (continued)

may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Fund to decrease significantly. In addition, the Fund’s investments in companies owned or controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) involve risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, or confiscatory taxation could adversely affect the performance of such companies and therefore investments by the Fund in those companies. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to various licenses and quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed

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NOTES TO FINANCIAL STATEMENTS (continued)

and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the consumer discretionary sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2024.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$2,323,072	$1,671,899

Total taxable distributions paid	$2,323,072	$1,671,899

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,673,778
Accumulated capital and other losses	(58,006,017	)(a)
Unrealized appreciation (depreciation)	6,766,013	(b)

Total accumulated earnings (deficit)	$(49,566,226)

(a)	As of November 30, 2024, the Fund had a net capital loss carryforward of $58,006,017.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2024, the Fund had a net short-term capital loss carryforward of $26,492,111 and a net long-term capital loss carryforward of $31,513,906, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to non-deductible excise tax paid resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment

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NOTES TO FINANCIAL STATEMENTS (continued)

performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 7.30	$ 8.04	$ 11.51	$ 12.58	$ 10.02

Income From Investment Operations

Net investment income(a)(b)	.14	.10	.08	.09	.04

Net realized and unrealized gain (loss) on investments and foreign currency transactions	.88	(.75)	(3.38)	(1.13)	2.62

Net increase (decrease) in net asset value from operations	1.02	(.65)	(3.30)	(1.04)	2.66

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.09)	(.09)	(.03)	(.10)

Distributions from net realized gain on investments and foreign currency transactions	– 0	–	– 0	–	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.09)	(.17)	(.03)	(.10)

Net asset value, end of period	$ 8.18	$ 7.30	$ 8.04	$ 11.51	$ 12.58

Total Return

Total investment return based on net asset value(c)	14.20	%*	(8.20)%	(29.09)%	(8.30)%	26.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$412	$645	$1,650	$2,148	$2,355

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(d)	1.50%	1.50%	1.50%	1.44%	1.50%

Expenses, before waivers/ reimbursements(d)	1.86%	1.59%	1.50%	1.45%	1.56%

Net investment income(b)	1.79%	1.30%	.87%	.70%	.40%

Portfolio turnover rate	101%	86%	57%	75%	74%

See footnote summary on page 25.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 7.32	$ 8.07	$ 11.56	$ 12.63	$ 10.05

Income From Investment Operations

Net investment income(a)(b)	.15	.12	.10	.14	.08

Net realized and unrealized gain (loss) on investments and foreign currency investments	.89	(.76)	(3.39)	(1.15)	2.62

Net increase (decrease) in net asset value from operations	1.04	(.64)	(3.29)	(1.01)	2.70

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.11)	(.12)	(.06)	(.12)

Distributions from net realized gain on investments and foreign currency investments	– 0	–	– 0	–	(.08)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.11)	(.20)	(.06)	(.12)

Net asset value, end of period	$ 8.15	$ 7.32	$ 8.07	$ 11.56	$ 12.63

Total Return

Total investment return based on net asset value(c)	14.57	%*	(8.02)%	(28.93)%	(8.07)%	27.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$58,362	$92,696	$120,858	$185,108	$140,401

Ratio to average net assets of:

Expenses, net of waivers/ Reimbursements(d)	1.26%	1.25%	1.25%	1.20%	1.25%

Expenses, before waivers/ Reimbursements(d)	1.60%	1.35%	1.25%	1.20%	1.31%

Net investment income(b)	1.94%	1.51%	1.11%	1.06%	.69%

Portfolio turnover rate	101%	86%	57%	75%	74%

See footnote summary on page 25.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended November 30,
	2024	2023	2022	2021	2020

Class A
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.44%	1.50%
Before waivers/reimbursements	1.86%	1.59%	1.50%	1.45%	1.56%
Advisor Class
Net of waivers/reimbursements	1.25%	1.25%	1.25%	1.20%	1.25%
Before waivers/reimbursements	1.60%	1.35%	1.25%	1.20%	1.31%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended November 30, 2024 by 0.02%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB All China Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB All China Equity Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at November 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 28, 2025

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended November 30, 2024.

For the taxable year ended November 30, 2024, the Fund designates 99.72% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2024, $181,973 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,385,163.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All China Equity Portfolio (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 29, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was higher than the median and discussed with the Adviser the reasons it was above the median.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the

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Fund’s expense ratio was higher than a median. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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NOTES

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NOTES

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 35

NOTES

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AB ALL CHINA EQUITY PORTFOLIO

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ACE-0151-1124

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

ACF – AB All China Equity Portfolio

At a Special Meeting held on July 18, 2024, shareholders of AB All China Equity Portfolio (the “Fund”), a series of AB Cap Fund, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	241,817,054.602	1,923,338.642	38,402.950	N/A
Alexander Chaloff	242,065,179.350	1,675,213.884	32,125.450	N/A
R. Jay Gerken	241,844,520.876	1,895,872.358	34,077.520	N/A
Jeffrey R. Holland	241,944,094.407	1,796,298.827	33,671.480	N/A
Jeanette W. Loeb	237,344,214.968	6,396,178.266	72,569.540	N/A
Carol C. McMullen	242,116,730.568	1,623,662.666	71,369.030	N/A
Garry L. Moody	241,543,876.777	2,196,516.457	30,858.800	N/A
Emilie D. Wrapp	242,060,815.730	1,679,577.504	78,162.590	N/A

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 1 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: January 29, 2025

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: January 29, 2025